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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2005


                        American Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Indiana                    000-50946                 20-1541152
(State or other jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                Number)              Identification No.)


                                 4424 Vogel Road
                            Evansville, Indiana 47715

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (812) 962-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On February 22, 2005, American Community Bancorp, Inc. issued a press release, after the close of the markets, announcing its financial results for the quarter ending December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01.  OTHER EVENTS.

         On February 22, 2005, American Community Bancorp, Inc. issued a press release announcing its decision to deregister its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 99.1  -   Press release issued by American Community Bancorp,
                           Inc. dated February 22, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2005                   AMERICAN COMMUNITY BANCORP, INC.



                                       By: /s/ Stephen C. Byelick, Jr.
                                           -------------------------------------
                                           Stephen C. Byelick, Jr.
                                           Secretary and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
  NO.

  99.1 Press release issued by American Community Bancorp, Inc., dated February 22, 2005.



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